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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sanderson Farms, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2003 (the "Report"), I, D. Michael Cockrell, Treasurer and Chief Financial Officer of the Company, certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ D. Michael Cockrell
-------------------------------------
D. Michael Cockrell
Treasurer and Chief Financial Officer
May 27, 2003


         A signed original of this written statement required by Section 906 has been provided to Sanderson Farms, Inc. and will be retained by Sanderson Farms, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.